PURCHASE AND SALE AGREEMENT

SELLER: LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3

         ADDRESS:          c/o Jeffrey J. Peshut
                           6400 S. Fiddler's Green Circle, Suite 180
                           Englewood, Colorado 80111

         PHONE:            (303) 804-4701
         FAX:              (303) 407-0401

With a copy to:            Vinson & Elkins L.L.P.

         ADDRESS:          2001 Ross Avenue, Suite 3700
                           Dallas, Texas 75201
                           Attention: David W. Tomek
         PHONE:            (214) 220-7804
         FAX:              (214) 999-7804

PURCHASER:                 Mark D. Zimmerman, as Qualified Exchange
                           Accommodator for
                           Montgomery Realty Group, Inc.

ADDRESS:                   400 Oyster Point Boulevard., Suite 415
                           South San Francisco, California 94080
         PHONE:            (650) 266-8080
         FAX:              (650) 266-8089

PROPERTY:                  See Section 2.

TITLE COMPANY:             Stewart Title of Austin, Inc.

ADDRESS:                   336 South Congress Avenue, Suite 300
                           Austin, Texas 78704
                           Attn: Carolyn B. Stegall

PHONE:                     (512) 322-8708
FAX:                       (512) 472-3101

EFFECTIVE DATE:            June 29, 2005

INSPECTION PERIOD:         The period beginning on the Effective Date and ending
                           at 5:00 p.m., Austin, Texas time on June 30, 2005.

CLOSING DATE:              July 1, 2005 or such earlier date as agreed to by
                           Seller and Purchaser

PURCHASE PRICE:            $3,500,000, subject to the credit provided in Section
                           9, to be paid in funds available for immediate value in Seller's accounts.

EARNEST MONEY:             $50,000, which will be deposited as provided in
                           Section 4.

         1. Defined Terms. The preceding defined terms shall have the meanings set forth above. Other terms defined herein have the meanings so given them. Defined terms are indicated by initial capital letters and have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth.

         2. Sale and Purchase. Seller agrees to sell, and Purchaser agrees to purchase, as provided in this Purchase and Sale Agreement (this "Agreement") and for the Purchase Price the following (herein collectively called the "Property"):

                  (a) the tracts or parcels of land located at 1007 East Rundberg Lane, Austin, Travis County, Texas, as described in Exhibit A, together with all rights and interests appurtenant thereto, including all of Seller's right, title, and interest, if any, in and to adjacent streets, alleys, rights-of-way, and any adjacent strips and gores of real estate (the "Land"); all improvements located on the Land (the "Improvements"); and all rights, titles, and interests appurtenant to the Land and Improvements;

                  (b) all of Seller's right, title and interest in all tangible personal property and fixtures of any kind owned by Seller and attached to or used in connection with the ownership, maintenance, use, leasing, service, or operation of the Land or Improvements, if any, but specifically excluding (1) any personal property owned, financed or leased by any Tenant (defined below),
(2) any computer software which either is licensed to Seller, or Seller deems proprietary and (3) any tangible personal property used by any affiliated or unaffiliated on-site property manager (the "Personalty"). Personalty shall not include (A) any appraisals or other economic evaluations of, or projections with respect to, all or any portion of the Property, including, without limitation, budgets prepared by or on behalf of Seller or any affiliate of Seller, and (B) any documents, materials or information which are subject to attorney/client, work product or similar privilege, which constitute attorney communications with respect to the Property and/or Seller, or which are subject to a confidentiality agreement;

                  (c) all of Seller's interest in: all unexpired leases, franchises, licenses, occupancy agreements, or other agreements demising space in, providing for the use or occupancy of, or otherwise similarly affecting or relating to, the Improvements or Land (collectively, the "Leases" and, individually, a "Lease"); all rents prepaid for any period subsequent to the Closing Date; and all deposits, security or otherwise ("Deposits"), made by tenants (collectively, the "Tenants" and, individually, a "Tenant") holding under the Leases; and

                  (d) to the extent assignable by Seller, all of Seller's right, title and interest in all (1) contracts or agreements, such as maintenance, service, or utility contracts (the "Property Agreements"), to the extent Purchaser elects to take assignment thereof by notice to Seller at least two days prior to the Closing Date, (2) warranties, guaranties, indemnities, and claims, (3) licenses, permits, or similar documents, (4) plans, drawings, specifications, surveys, engineering reports, and other technical information, and (5) other property (real, personal, or mixed), owned or held by Seller, in each case that relates, to the design, construction, ownership, use, leasing, maintenance, service, or operation of the Land, Improvements, Personalty, Leases or Deposits.

         3. Title, Survey, Property Reports, Etc.

                  (a) Purchaser acknowledges that Seller shall deliver to Purchaser the following information (the "Information"): (1) a current commitment for title insurance (the "Title Commitment") for the Property from the Title Company, (2) legible copies of all documents referenced in the Title Commitment, (3) a copy of the most-current survey of the Land and the Improvements in Seller's possession (the "Survey"), which Purchaser may revise, modify or recertify as necessary in order for the Title Company to delete the survey exception from the Title Policy (defined below) or otherwise satisfy Purchaser's objectives, (4) any environmental assessments and/or geotechnical engineering reports that are in Seller's possession and any other information Seller may have in its possession regarding the condition of the Property, (5) copies of all Leases, including all amendments thereto, and all consents or waivers with respect thereto that modify or supplement the provisions thereof in any respect, and all brokerage commission agreements relating thereto, (6) copies of all Property Agreements in the possession of Seller that concern the Property, (7) a schedule of all Deposits, (8) a list of any Personalty, and (9) statements of the Property's income and operating expenses for the period from April 6, 2004 through May 31, 2005.

                  (b) Purchaser acknowledges that the Information is proprietary and confidential and has been delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser shall not use the Information for any purpose other than as set forth in the preceding sentence. Purchaser shall not disclose the Information to any person other than to those persons who are responsible for determining the feasibility of Purchaser's acquisition of the Property and who have agreed to preserve the confidentiality of such information as required hereby. Purchaser shall not divulge the contents of the Information and other information except in strict accordance with the confidentiality standards set forth in this Section 3(b). In permitting Purchaser to review the Information or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created. Purchaser's obligations under this Section 3(b) shall survive the termination of this Agreement.

         4. Earnest Money. Upon the full execution of this Agreement by Purchaser and Seller, Purchaser shall deposit the Earnest Money with the Title Company, which shall hold it in escrow in an interest-bearing account and deliver it in accordance with this Agreement. All interest earned on the Earnest Money shall become part of the Earnest Money. If Purchaser fails to timely deposit the Earnest Money within the time required hereby, Seller may terminate this Agreement by written notice to Purchaser, in which event the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. If Purchaser, in its sole and absolute discretion, elects to terminate this Agreement for any reason during the Inspection Period, then the Title Company is hereby instructed to return the Earnest Money to Purchaser immediately upon Purchaser delivering a written notice to the Title Company of Purchaser's termination of this Agreement. No other approvals or documents will be required by the Title Company to return the Earnest Money to Purchaser. Seller and Purchaser stipulate that the deposit of the Earnest Money with the Title Company is sufficient consideration to support this Agreement.

         5. Inspection Period.

                  (a) If for any reason Purchaser, in its sole discretion, is not satisfied with the Property, then Purchaser may terminate this Agreement, by delivering to Seller a written notice of termination at any time during the Inspection Period. If Purchaser does not so terminate this Agreement before the Inspection Period expires, Purchaser shall have waived its right to terminate this Agreement under this Section 5(a).

                  (b) Purchaser may physically inspect the Property; provided, that Purchaser shall not be permitted to conduct invasive testing (including, without limitation, any environmental testing other than a Phase I study and/or a lead-based paint study) of the Property without Seller's prior written consent, which consent may be conditioned upon receipt of a copy of a Phase I environmental assessment or lead-based paint study recommending invasive testing, a detailed description of the proposed invasive inspection or testing, a list of contractors who will be performing the invasive inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller in its sole discretion requires in connection with such proposed inspection or testing. Purchaser may enter the Property to conduct its inspections, but shall be responsible for, and shall indemnify and hold harmless Seller and its partners, shareholders, officers, directors, agents, employees, property manager, controlling persons and affiliates from and against, any claims, losses, costs, liability, expenses or damages caused thereby (including damages and claims arising from any acts or omissions of Purchaser's agents or contractors). If Seller consents to an invasive testing of the Property, the inspection period will be extended, if necessary, by the amount of time required by the contractor conducting such testing to complete the testing and delivery of the evaluation report to Purchaser. If Purchaser terminates this Agreement, Purchaser shall return to Seller all copies of the Information provided by Seller hereunder and any other materials received or prepared by or for Purchaser in connection with the Property. Purchaser's indemnification obligations under this Section 5(b) shall survive the termination of this Agreement and shall survive the Closing.

                  (c) Purchaser acknowledges that Purchaser will have the opportunity to independently and personally inspect the Property and that Purchaser has entered into this Agreement based upon its ability to make such examination and inspection. The Property is to be sold to and accepted by Purchaser at Closing in its then present condition, "AS IS, WITH ALL FAULTS, AND WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED". Notwithstanding anything contained herein to the contrary, it is understood and agreed that, Seller and Seller's agents or employees have not made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, oral or written, past, present or future, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (1) matters of title (other than Seller's warranty of title set forth in the special warranty deed to be delivered at Closing); (2) environmental matters of any kind relating to the Property or any portion thereof (including the condition of the soil or groundwater beneath the Property); (3) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water and earthquake faults and the resulting damage of past and/or future earthquakes; (4) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, flood prone area, flood plain, floodway or special flood hazard; (5) drainage; (6) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any under shoring; (7) zoning to which the Property or any portion thereof may be subject; (8) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric; (9) usages of adjoining property; (10) access to the Property or any portion thereof, (11) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof; (12) the presence of Hazardous Materials (defined below) in or on, under or in the vicinity of the Property; (13) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws; (14) the existence or non-existence of underground storage tanks; (15) any other matter affecting the stability or integrity of the Property; (16) the potential for further development of the Property; (17) the existence of vested land use, zoning or building entitlements affecting the Property; (18) the merchantability of the Property or fitness of the Property for any particular purpose (Purchaser affirming that Purchaser has not relied on Seller's or Seller's agents' or employees' skill or judgment to select or furnish the Property for any particular purpose, and that Seller makes no warranty that the Property is fit for any particular-purpose); or (19) tax consequences. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO PURCHASER, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL CONDITION OF THE PROPERTY AND ANY IMPROVEMENTS LOCATED THEREON, OR THEIR SUITABILITY FOR ANY PARTICULAR PURPOSE OR OF MERCHANTABILITY. PURCHASER SHALL RELY ON ITS INVESTIGATIONS OF THE PROPERTY IN DETERMINING WHETHER TO ACQUIRE IT. THE PROVISIONS OF THIS SECTION ARE A MATERIAL PART OF THE CONSIDERATION FOR SELLER'S ENTERING INTO THIS AGREEMENT, AND SHALL SURVIVE CLOSING.

                  (d) Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities and responsibilities for the lessor's obligations under the Leases relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date, and liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), regarding the condition, valuation, salability or utility of the Property, or its suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property is or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property, including without limitation, liabilities and responsibilities for the lessor's obligations under the Leases relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous Materials or other contaminants, may not have been revealed by its investigation. For purposes hereof, "Hazardous Materials" means "Hazardous Material," "Hazardous Substance," "Pollutant or Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials. Notwithstanding anything to the contrary in this Section 5(d) Seller is not released from liability for breach by Seller of any express representation, warranty or indemnity made or given in this Agreement or in any of the documents executed and delivered by Seller at Closing or for any fraudulent misrepresentation made by Seller.

         6. Closing; Prorations.

                  (a) The closing of the sale of the Property (the "Closing") shall occur on the Closing Date. At the Closing, Seller shall deliver to Purchaser, duly executed and sworn as applicable (A) a special warranty deed in the form of Exhibit B conveying indefeasible title to the Property to Purchaser subject to the exceptions and items disclosed in the Title Commitment and the Survey (the "Permitted Exceptions"); (B) four counterparts of a Bill of Sale, Assignment and Assumption of Leases and Contracts (the "Bill of Sale and Assignment") in the form of Exhibit C, (C) a notice to each Tenant of the Property ("Tenant Notices") in the form of Exhibit D; and (D) a certificate in the form of Exhibit E and otherwise complying with the requirements 1445 of the Internal Revenue Code of 1986.

                  (b) At the Closing, Purchaser shall deliver to Seller, duly executed and sworn as applicable (A) the Purchase Price and the Earnest Money shall be delivered to Seller and credited to the Purchase Price; (B) four counterparts of the Bill of Sale and Assignment, and (C) the Tenant Notices, and Purchaser shall deliver the Tenant Notices to each Tenant immediately after the Closing, which obligation on the part of Purchaser shall survive the Closing.

                  (c) Closing costs shall be allocated and paid as follows:

------------------------------------------------------------------------------------------- --------------------------
                                           Cost                                                 Responsible Party
------------------------------------------------------------------------------------------- --------------------------
Title Commitment                                                                                     Seller
------------------------------------------------------------------------------------------- --------------------------
Premium for standard form Title Policy                                                               Seller
------------------------------------------------------------------------------------------- --------------------------
Premium for any upgrade of Title Policy for any endorsements to the Title Policy                    Purchaser
desired by Purchaser, any inspection fee charged by the Title Company, tax certificates, municipal and utility lien certificates, and any other Title
Company charges
------------------------------------------------------------------------------------------- --------------------------
Costs of Survey                                                                                      Seller
------------------------------------------------------------------------------------------- --------------------------
Costs of any revisions, modifications or recertifications to Survey                                 Purchaser
------------------------------------------------------------------------------------------- --------------------------
Costs for UCC Searches                                                                              Purchaser
------------------------------------------------------------------------------------------- --------------------------
Recording Fees                                                                                      Purchaser
------------------------------------------------------------------------------------------- --------------------------
Any escrow fee charged by the Title  Company for holding the Earnest  Money or  conducting         Purchaser 1/2
the Closing                                                                                         Seller 1/2
------------------------------------------------------------------------------------------- --------------------------
Real Estate Sales Commission to brokers specifically named in Section 11(c)                          Seller
------------------------------------------------------------------------------------------- --------------------------
Attorneys' fees for Seller's attorneys                                                               Seller
------------------------------------------------------------------------------------------- --------------------------
Attorneys' fees for Purchaser's attorneys                                                           Purchaser
------------------------------------------------------------------------------------------- --------------------------
All other closing costs, expenses, charges and fees                                          The party incurring the
                                                                                                      same
------------------------------------------------------------------------------------------- --------------------------

                  (d) Seller and Purchaser agree to adjust, as of 12:01 a.m. on the Closing Date, the following (collectively, the "Proration Items"): real estate and personal property taxes and assessments (subject to the terms of Section 6(f) below) and any assessments by private covenant for the then-current calendar year of Closing; utility bills (except as hereinafter provided); Tenant Receivables (defined below) [subject to the terms of Section 6(e) below] and other income and rents that have been collected by Seller as of Closing; and prepaid expenses and obligations under Property Agreements that are assigned to Purchaser at Closing. Seller will be charged and credited for the amount of all of the Proration Items relating to the period up to the Closing Date, and Purchaser will be charged and credited for all of the Proration Items relating to the period from and after the Closing Date. If the actual amounts of the Proration Items are not known as of the Closing Date, the prorations will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations will be made on the basis of the actual figures, and a final cash settlement will be made between Seller and Purchaser. No prorations will be made in relation to insurance premiums unless Seller's insurance policies will be assigned to Purchaser. Final readings and final billings for utilities will be made if possible as of the Closing Date, in which event no proration will be made at Closing with respect to utility bills. Seller will be entitled to all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for deposits with the utility providers. The provisions of this Section 6(d) will survive the Closing Date for one year.

                  (e) Rents and other income due from Tenants under Leases and operating expenses and/or taxes payable by Tenants under Leases (collectively,

"Tenant Receivables") and not collected by Seller as of Closing shall not be prorated between Seller and Purchaser at Closing but shall be apportioned on the basis of the period for which the same is payable and if, as and when collected, as follows: Tenant Receivables received from Tenants under Leases after Closing shall be applied in the following order of priority: (A) first, to payment of the current Tenant Receivables then due for the month in which the Closing Date occurs, which amount shall be apportioned between Purchaser and Seller as of the Closing Date as set forth in Section 6(d) hereof (with Seller's portion thereof to be delivered to Seller); (B) second, to Tenant Receivables first coming due after Closing and applicable to the period of time after Closing, which amount shall be retained by Purchaser; and (C) thereafter, to delinquent Tenant Receivables which were due and payable as of Closing but not collected by Seller as of Closing (collectively, "Uncollected Delinquent Tenant Receivables"), which amount shall be delivered to Seller. Notwithstanding the foregoing, Seller shall have the right to pursue the collection of Uncollected Delinquent Tenant Receivables for a period of one year after Closing without prejudice to Seller's rights or Purchaser's obligations hereunder, provided, however, Seller shall have no right to cause any such Tenant to be evicted or to exercise any other "landlord" remedy (as set forth in such Tenant's Lease) against such Tenant other than to sue for collection. Any sums received by Purchaser to which Seller is entitled shall be held in trust for Seller on account of such past due rents payable to Seller, and Purchaser shall remit to Seller any such sums received by Purchaser to which Seller is entitled within ten Business Days (defined below) after receipt thereof less reasonable, actual costs and expenses of collection, including reasonable attorneys' fees, court costs and disbursements, if any. Seller expressly agrees that if Seller receives any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Seller shall remit to Purchaser that portion of the monies so received by Seller to which Purchaser is entitled within ten Business Days after receipt thereof.

                  (f) All ad valorem real estate and personal property taxes with respect to the Property (to the extent not prorated in 6(d) above) shall be prorated as of 12:01 a.m. on the Closing Date on a cash basis for the calendar year in which the Closing Date occurs, regardless of the year for which such taxes are assessed. Any additional real property taxes relating to the year of Closing or prior years arising out of a change in the use of the Land and Improvements or a change in ownership shall be assumed by Purchaser effective as of Closing and paid by Purchaser when due and payable, and Purchaser shall indemnify Seller from and against any and all such taxes, which indemnification obligation shall survive the Closing.

                  (g) In the event that the Title Company does not issue at Closing, or unconditionally commit at Closing to issue, to Purchaser, an owner policy of title insurance in accordance with the Title Commitment, insuring Purchaser's fee simple title to the Land and the Improvements in the amount of the Purchase Price, subject only to the standard exceptions and exclusions from coverage contained in such policy and the Permitted Exceptions (the "Title Policy"), Purchaser shall have the right to terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement. Notwithstanding the foregoing sentence, Seller shall have the right to extend the Closing for up to three days, upon notice to Purchaser on or before the Closing, in order to afford Seller the opportunity to cause another title company acceptable to Purchaser to issue at Closing, or unconditionally commit at Closing to issue, the Title Policy.

         7. Operations Prior to Closing. From the Effective Date until the Closing Date, Seller shall: (a) maintain and operate the Property in substantially the same manner as Seller has heretofore done; (b) continue all Leases and Property Agreements relative to the Property in full force and effect and neither cancel, amend, nor renew any of the same other than in the ordinary course of Seller's business; (c) not commit or permit to be committed any physical waste to the Property; (d) not, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed by Purchaser), enter into any Lease or other agreement or instrument or take any action that would be outside the normal scope of maintaining and operating the Property; (e) not remove any item of the Personalty from the Land or Improvements unless it is replaced with an item of at least equal value that is properly suited for its intended purpose; and (f) maintain all insurance policies or contracts relative to the Property in full force and effect as they exist on the Effective Date. Notwithstanding the foregoing, prior to the end of the Inspection Period, Seller may enter into new Leases or contracts affecting the Property or cancel, amend, renew or terminate any Lease or Property Agreement without Purchaser's consent provided Seller gives Purchaser a copy of the document evidencing the same before the end of the Inspection Period.

         8. Remedies. If Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder or termination of this Agreement as provided herein, then Purchaser may, as its exclusive remedy therefor either: (1) terminate this Agreement by notifying Seller thereof, in which case the Title Company shall return the Earnest Money to Purchaser immediately following receipt of an affidavit of Purchaser stating that Seller has defaulted and Purchaser has terminated this Agreement, and neither party hereto shall have any further rights or obligations hereunder, except for those which survive the termination of this Agreement or (2) enforce specific performance of the obligations of Seller hereunder. If Purchaser fails to perform its obligations pursuant to this Agreement at or prior to Closing for any reason except failure by Seller to perform hereunder or termination of this Agreement as provided herein, then Seller may, as its sole remedy, terminate this Agreement by notifying Purchaser thereof, in which event the Title Company shall deliver the Earnest Money to Seller as liquidated damages, whereupon neither Seller nor Purchaser shall have any further rights or obligations hereunder, except for those which survive the termination of this Agreement. The Title Company shall deliver the Earnest Money to Seller immediately following the Title Company's receipt of an affidavit of Seller stating that Purchaser has defaulted and Seller has terminated this Agreement.

         9. Destruction, Damage, or Taking Before Closing. If, before the Closing Date, all or any material part of the Property is destroyed or damaged, or becomes subject to condemnation or eminent domain proceedings, then Seller shall promptly notify Purchaser thereof (a "Seller's Notice"). Purchaser may elect to proceed with the Closing (subject to the other provisions of this Agreement) by delivering notice thereof to Seller within three days after receipt of a Seller's Notice, but Purchaser shall be entitled to all insurance proceeds or condemnation awards payable as a result of such damage or taking and, to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser at Closing Seller's rights to such proceeds or awards. If, within three days after Purchaser's receipt of a Seller's Notice, Seller receives written notice from Purchaser of Purchaser's termination of this Agreement, then Purchaser shall be deemed to have terminated this Agreement. If, within three days after Seller's delivery of a Seller's Notice, Seller does not receive written notice from Purchaser of Purchaser's termination of this Agreement, Purchaser shall have waived its right to terminate this Agreement under this
Section 9. If, before the Closing Date, less than a material part of the Land or Improvements is destroyed or damaged, or becomes subject to condemnation or eminent domain proceedings, then Seller shall notify Purchaser thereof, Purchaser shall have no right to terminate this Agreement, and in such case (or if Purchaser is deemed to have waived its right to terminate this Agreement under this Section 9 as provided in the preceding sentence), the parties shall proceed with the Closing, but Purchaser shall be entitled to all insurance proceeds or condemnation awards payable as a result of such damage or taking and, to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser at Closing Seller's rights to such proceeds or awards. For the purposes of this Section 9, damage or a taking shall be considered to be "material" if the value of the portion of the Property damaged or taken exceed twenty percent (20%) of the Purchase Price, or, in the case of a taking, if the portion of the Property taken is such that it materially adversely affects the ability to use the remainder for the purposes for which it is presently used. Purchaser acknowledges that Seller has disclosed to Purchaser that some non-material hail damage occurred to the Property on or about March 25, 2005 and that certain repairs to the Property are required to be made as a result of such damage. Purchaser shall receive a credit at Closing against the Purchase Price in the amount of $189,256.85.

         10. Notices. Notices must be in writing to and given at the addresses stated above. All notices provided or permitted to be given under this Agreement may be served by delivering the same in person to such party by a nationally-recognized, overnight delivery service (e.g., FedEx) or by facsimile copy transmission during normal business hours with a confirmation copy delivered by another method permitted under this Section 10. Notice given in accordance herewith shall be effective upon the earlier to occur of actual delivery to the address of the addressee or refusal of receipt by the addressee (even if such addressee refuses delivery thereof). Notices given by counsel to the Purchaser shall be deemed given by Purchaser and notices given by counsel to the Seller shall be deemed given by Seller.

         11. Miscellaneous.

                  (a) Entireties. This Agreement contains the entire agreement of the parties pertaining to the Property.

                  (b) Modifications. This Agreement may only be modified by a written document signed by both parties.

                  (c) Commissions. Seller hereby agrees to pay a commission to CB Richard Ellis pursuant to the terms of a separate written agreement between Seller and CB Richard Ellis. Other than as stated above in this Section 11(c), Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing. As provided for in the Texas Real Estate License Act, Purchaser is advised to have an abstract of title for the Property examined by an attorney of its choice, or to obtain a policy of title insurance pursuant to the terms hereof.

                  (d) Calculation of Time Periods; Business Day. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a Business Day, in which event the period shall run until the end of the next day which is a Business Day. As used herein, the term "Business Day" means any day that is not a Saturday, Sunday or legal holiday for national banks in the city in which the Land and Improvements are located.

                  (e) Parties Bound; Assignment. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Purchaser may assign its rights under this Agreement to Montgomery Realty Group, Inc. without Seller's consent; no other assignment by Purchaser is permitted without Seller's consent.

                  (f) Attorneys' Fees. In the event of litigation between the parties in connection with this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs from the non-prevailing party. The obligation in the immediately preceding sentence shall survive any termination of this Agreement or the Closing as a surviving obligation.

                  (g) Arbitration. Any disputes arising under this Agreement shall be settled by arbitration administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules of the AAA, the venue for which shall be Dallas, Texas. The arbitration shall be conducted by a panel of arbitrators ("Arbitration Panel"), whose decision (and/or award) shall be final and binding on the parties and judgment on the decision (and/or award) may be entered by any court having jurisdiction thereof. The Arbitration Panel will be comprised of one arbitrator appointed by each of the parties, and a third arbitrator mutually selected by the first two arbitrators. In the event that the first two arbitrators fail to appoint the third arbitrator or a party fails to appoint an arbitrator, that arbitrator will be appointed by the AAA. The mutually selected arbitrator, who will be a qualified lawyer, will act as the Chairman of the Arbitration Panel

                  (h) Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Texas. Each of Seller and Purchaser consents to binding arbitration as provided in Section 11(g) for any dispute among them arising out of matters related to this Agreement or the Property. Each of Seller and Purchaser waives the right to commence an action in connection with this Agreement in any court and expressly agrees to be bound by the decision of the arbitrator determined in Section 11(g). The waiver of this Section 11(h) will not prevent Seller or Purchaser from commencing an action in any court for the sole purposes of enforcing the obligation of the other party to submit to binding arbitration or the enforcement of an award granted by arbitration herein

                  (i) Multiple Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument.

                  (j) Time is of the Essence. Time is of the essence in this Agreement.

                  (k) Like-Kind Exchange. Purchaser will consummate the purchase of the Property as part of a so-called like-kind exchange (the "Exchange") pursuant to ss.1031 of the Internal Revenue Code of 1986, as amended, provided that (1) Purchaser shall provide all material information relating to the parties and properties to the Exchange no later than two days before Closing;
(2) all costs, fees, and expenses attendant to the Exchange shall be the sole responsibility of Purchaser, and Purchaser shall indemnify and hold harmless Seller from and against any such costs, fees, and expenses; (3) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Purchaser's obligations and covenants under this Agreement; and (4) Seller shall not be required to acquire or hold title to any real property other than the Land and Improvements for purposes of consummating the Exchange. Purchaser agrees to defend, indemnify and hold Seller harmless from any liability, damages, or costs, including (without limitation) reasonable attorneys' fees, that may result from Seller's acquiescence to the Exchange. Seller shall not, by this Agreement or acquiescence to the Exchange, (a) have its rights under this Agreement, including (without limitation) those that survive Closing, affected or diminished in any manner or (b) be responsible for compliance with or be deemed to have warranted to Purchaser that the Exchange in fact complies with ss.1031 of the Internal Revenue Code of 1986, as amended. The terms of this Section shall survive Closing.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                    SELLER'S
                                SIGNATURE PAGE TO
                           PURCHASE AND SALE AGREEMENT
                                     BETWEEN
   LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF
    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE
                  PASS-THROUGH CERTIFICATES, SERIES 2002-CP3,
                                   AS SELLER
                                       AND
            MARK D. ZIMMERMAN, AS QUALIFIED EXCHANGE ACCOMMODATOR FOR
                         MONTGOMERY REALTY GROUP INC.,
                                  AS PURCHASER


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

                                  SELLER:

                                  LASALLE BANK NATIONAL ASSOCIATION, AS
                                  TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT
                                  SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                  CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES, SERIES 2002-CP3

                                  By: Clarion Partners, LLC, as Special Servicer


Date executed:                        By:  /s/ Jeffrey J. Peshut
                                         ---------------------------------------
                                         Jeffrey J. Peshut
                                         Senior Vice President
June 28, 2005

                                   PURCHASER'S
                                SIGNATURE PAGE TO
                           PURCHASE AND SALE AGREEMENT
                                     BETWEEN
   LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE
                  PASS-THROUGH CERTIFICATES, SERIES 2002-CP3,
                                   AS SELLER
                                       AND
            MARK D. ZIMMERMAN, AS QUALIFIED EXCHANGE ACCOMMODATOR FOR
                         MONTGOMERY REALTY GROUP, INC.
                                  AS PURCHASER


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

                                    PURCHASER:

                                      /s/ Mark D. Zimmerman
                                    --------------------------------------------
                                    MARK D. ZIMMERMAN, as Qualified Exchange
                                    Accommodator for Montgomery Realty Group,
                                    Inc.


Date executed:
June 27, 2005
                                    EQUITABLE BENEFICIARY:

                                    MONTGOMERY REALTY GROUP, INC.


                                    By: /s/ Dinesh Maniar
                                       -----------------------------------------
                                         Dinesh Maniar
                                    Its: President
                                       -----------------------------------------
Date executed:
June 27, 2005

                              TITLE COMPANY JOINDER

         The Title Company joins herein in order to evidence its agreement to perform the duties and obligations of Title Company set forth herein and to acknowledge receipt of (a) fully-executed copy of this Agreement, and (b) the Earnest Money.

         Dated:  June 29, 2005

                                         STEWART TITLE OF AUSTIN, INC.


                                         By: /s/ Carolyn Stegall
                                             -----------------------------------
                                         Name: Carolyn Stegall
                                              ----------------------------------
                                         Title: Escrow Officer
                                               ---------------------------------

                                   Exhibit A

                              Property Description



Tract B, FIRST RESUBDIVISION OF GREENWAY PLAZA SOUTHEAST, a subdivision in Travis County, Texas, according to the map or plat of record in Volume 64, Page 83, plat records of Travis county, Texas.

                                   Exhibit B

                              SPECIAL WARRANTY DEED

THE STATE OF TEXAS     ss.
                       ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS       ss.

         LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3 ("Grantor"), for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Montgomery Realty Group, Inc., a Nevada corporation ("Grantee"), the tract or parcel of land in Travis County, Texas, described in Exhibit A, together with all rights, titles, and interests appurtenant thereto including, without limitation, Grantor's interest, if any, in any and all adjacent streets, alleys, rights of way and any adjacent strips and gores (such land and interests are hereinafter collectively referred to as the "Property").

         This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to all easements, restrictions, reservations and covenants now of record and further subject to all matters that a current, accurate survey of the Property would show, together with the matters described in Exhibit B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions").

         Grantee acknowledges that Grantee has independently and personally inspected the Property. The Property is hereby conveyed to and accepted by Grantee in its present physical condition. Notwithstanding anything contained herein to the contrary, it is understood and agreed that Grantor and Grantor's agents or employees have not made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, oral or written, past, present or future, with respect to the Property.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor but not otherwise, subject to the Permitted Exceptions.

              [The Remainder of this Page Intentionally Left Blank]

         Grantee's address is: 400 Oyster Point Blvd., Suite 415, South San Francisco, California 94080.

         EXECUTED as of June 28, 2005.

                                  LASALLE BANK NATIONAL ASSOCIATION, AS
                                  TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT
                                  SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                  CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES, SERIES 2002-CP3

                                  By: Clarion Partners, LLC, as Special Servicer


                                        By:
                                           -------------------------------------
                                           Jeffrey J. Peshut
                                           Senior Vice President


THE STATE OF COLORADO      ss.
                           ss.
COUNTY OF ARAPAHOE         ss.

         This instrument was acknowledged before me on June 28, 2005, by Jeffrey
J. Peshut, Senior Vice President of Clarion Partners, LLC, as Special Servicer for LaSalle Bank National Association, As Trustee For The Registered Holders Of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3, on behalf of said Special Servicer.



                                           -------------------------------------
                                           Notary Public, State of Colorado
                                           My Commission Expires:
                                                                 ---------------
                                           -------------------------------------
                                           Printed Name of Notary

                                   Exhibit C

         BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

         THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this "Bill of Sale") is made as of the _____ day of __________________, 2005, by and between LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3 ("Assignor"), and [_____], a [_____] ("Assignee").

                              W I T N E S S E T H:

         For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

                  (a) All right, title and interest of Assignor in and to all tangible personal property ("Personalty") set forth in the inventory on Exhibit A hereto and made a part hereof, and located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in the County of Travis, State of Texas, as more particularly described in Exhibit B hereto and made a part hereof ("Real Property"), but excluding tangible personal property owned or leased by Assignor's property manager or the tenants of the Real Property under the Tenant Leases (as defined below).

                  (b) All right, title and interest of Assignor in and to those certain leases described on Exhibit C hereto and made a part hereof (the "Tenant Leases"), relating to the leasing of space in the Real Property and all of the rights, interests, benefits and privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefor under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Tenant Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Tenant Leases.

                  (c) To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on Exhibit D hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "Contracts").

                  (d) All right, title and interest of Assignor in and to those agreements set forth on Exhibit E hereto and made a part hereof (the "License Agreements").

         2. This Bill of Sale is given pursuant to that certain Purchase and Sale Agreement (as amended, the "Purchase Agreement") dated as of June __, 2005 between Assignor and Assignee, providing for, among other things, the conveyance of the Personalty, the Tenant Leases, the License Agreements and the Contracts.

         3. As set forth in Section 5(c) of the Purchase Agreement, which is hereby incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE TEXAS UNIFORM COMMERCIAL CODE.

         4. Assignee hereby accepts the assignment of the Personalty, the Tenant Leases, the Contracts and the License Agreements and agrees to assume and discharge, in accordance with the terms thereof, (a) all of the obligations thereunder from and after the date hereof, including, without limitation, the obligations and duties of Assignor relating to any tenant deposits either assigned to Assignee or for which Assignee received a credit from Assignor pursuant to the Purchase Agreement, and (b) all of the lessor's obligations under the Tenant Leases relating to the physical, environmental or legal compliance status of the Real Property, whether arising before or after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all leasing commissions, costs for tenant improvements, legal fees and other costs and expenses incurred with respect to Tenant Leases and Tenant Lease renewals and extensions and License Agreements and License Agreement renewals and extensions executed subsequent to the Effective Date of the Agreement and those set forth on Exhibit F hereto. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations.

         5. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to perform any of the obligations of Assignor under the Tenant Leases, Contracts or License Agreements, to the extent accruing prior to the date hereof, excluding all of the lessor's obligations under the Tenant Leases relating to the physical, environmental or legal compliance status of the Real Property (whether accruing before or after the date hereof).

         6. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first above written.

                                  ASSIGNOR:

                                  LASALLE BANK NATIONAL ASSOCIATION, AS
                                  TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT
                                  SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                  CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES, SERIES 2002-CP3

                                  By: Clarion Partners, LLC, as Special Servicer

                                        By:
                                           -------------------------------------
                                           Jeffrey J. Peshut
                                           Senior Vice President


                                  ASSIGNEE:

                                  [--------------------------------------------]


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------


Exhibit A Personalty
Exhibit B Real Property
Exhibit C Tenant Leases
Exhibit D Contracts
Exhibit E License Agreements
Exhibit F Lease Costs and Expenses

                                   Exhibit D

                                Notice to Tenants

                             ________________, 2005


[Name and Address of Tenant]


         You are hereby notified that LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3 ("Seller"), the current owner of the Glen Oaks Apartments in Austin, Texas (the "Property") and the current owner of the landlord's interest in your lease in the Property, has sold the Property to [Purchaser] ("New Owner"), as of the above date. In connection with such sale, Seller has assigned and transferred its interest in your lease and your security deposit thereunder in the amount of $____________ (the "Security Deposit") to New Owner, and New Owner has assumed and agreed to perform all of the landlord's obligations under your lease (including any obligations set forth in your lease or under applicable law to repay or account for the Security Deposit) from and after such date. New Owner acknowledges that New Owner has received and is responsible for the Security Deposit.

         Accordingly, (a) all your obligations under the lease from and after the date hereof, including your obligation to pay rent, shall be performable to and for the benefit of New Owner, its successors and assigns, and (b) all the obligations of the landlord under the lease, including any obligations thereunder or under applicable law to repay or account for the Security Deposit, shall be the binding obligation of New Owner and its successors and assigns. Unless and until you are otherwise notified in writing by New Owner, the address of New Owner for all purposes under your lease is:

                ----------------------------------
                ----------------------------------
                ----------------------------------
                ----------------------------------

                                 Very truly yours,

                                 SELLER:

                                 LASALLE BANK NATIONAL ASSOCIATION, AS
                                 TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT
                                 SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                 CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                 CERTIFICATES, SERIES 2002-CP3

                                 By: Clarion Partners, LLC, as Special Servicer


                                        By:
                                           ------------------------------------
                                           Jeffrey J. Peshut
                                           Senior Vice President


                                 NEW OWNER:

                                 [---------------------------------------------]


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   Exhibit E

                               FIRPTA CERTIFICATE

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform Montgomery Realty Group, Inc. ("Transferee") that withholding of tax is not required upon the disposition of a U.S. real property interest by LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3 ("Transferor"), the undersigned, in his capacity as Senior Vice President of Clarion Partners, LLC, as Special Servicer, but not individually, hereby certifies to Transferee the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii);

         3. Transferor's U.S. employer identification number is 30-0144589; and

         4. Transferor's office address is c/o Jeffrey J. Peshut, 6400 S. Fiddler's Green Circle, Suite 180, Englewood, Colorado 80111.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

         Dated as of June 28, 2005.

                                  LASALLE BANK NATIONAL ASSOCIATION, AS
                                  TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT
                                  SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                  CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES, SERIES 2002-CP3

                                  By: Clarion Partners, LLC, as Special Servicer

                                       By:
                                          -----------------------------------
                                          Jeffrey J. Peshut
                                          Senior Vice President
                                       Date: June 28, 2005

THE STATE OF COLORADO      ss.
                           ss.
COUNTY OF ARAPAHOE         ss.

         This instrument was acknowledged before me on June 28, 2005, by Jeffrey
J. Peshut, Senior Vice President of Clarion Partners, LLC, as Special Servicer for LaSalle Bank National Association, As Trustee For The Registered Holders Of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3, on behalf of said Special Servicer.



                                                --------------------------------
                                                Notary Public, State of Colorado

                                      E-2